UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2009
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On January 30, 2009, Santarus, Inc. (“Santarus”) announced that it had submitted a New Drug Application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) for a new tablet formulation to add to its Zegerid® family of branded prescription pharmaceutical products. The new formulation is an immediate-release tablet that combines omeprazole, a proton pump inhibitor, with a mix of buffers. The company’s objective is to have the new Zegerid tablet product commercially available in the U.S. in the fourth quarter of 2009.
          The NDA was submitted under section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act. If the NDA is accepted for filing by the FDA, Santarus will provide notice to the NDA holder for Prilosec® (delayed-release omeprazole capsules) and related patent holders that the new tablet formulation does not infringe the patents listed in the Orange Book for Prilosec or that those patents are invalid.
          A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
          Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans or objectives will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: whether the FDA accepts the NDA for the new tablet product for filing or ultimately approves the NDA in a timely matter or at all; the timing for commercial availability of the new tablet product and potential for delays associated with the regulatory approval process; whether, subject to receipt of FDA approval, Santarus is able to generate market demand and acceptance for the new tablet product; the scope and validity of patent protection for the new tablet product and Santarus’ other Zegerid products, including the outcome and duration of the pending patent infringement lawsuits against Par Pharmaceutical, Inc., and Santarus’ ability to commercialize the new tablet product and its other Zegerid products without infringing the patent rights of others; other difficulties or delays in development, testing, manufacturing and marketing of, and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
               You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release, dated January 30, 2009

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: January 30, 2009	By:	/s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 30, 2009